SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report November 1, 2001

                  Integrated Spatial Information Systems, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                         0-14273                      84-0868815
   --------                         -------                      ----------
  (State of                       (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)


            19030 East Plaza Drive, Suite 245, Parker, CO     80134
            ---------------------------------------------     -----
            (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (720) 851-0716


             (Former Name and address, if changed since last report)
                1597 Cole Boulevard, Suite 300B, Golden, CO 80401

Item 5, Other Events.

On November 1, 2001 Integrated Spatial Information Solutions, Inc. ("ISIS") hosted a conference call with shareholders and interested stockbrokers after the market's close in which it announced preliminary end of year and results. In that call or in this form 8-K it indicated the following (all numbers are approximate and subject to change upon audit):

That for the fiscal year ended September 30, 2001, its operating subsidiary, PlanGraphics, Inc., had gross revenue of approximately $7.7 million (an increase of approximately 27% over the prior year), EBITDA of approximately $625,000, and net income of approximately $225,000.


That fourth quarter results for ISIS on a consolidated basis showed improved results. Operating losses for the quarter were reduced by 60% from the prior year's fourth quarter to approximately $152,000. Exclusive of a recurring goodwill amortization charge of $90,000, ISIS approached breakeven, which it expects to achieve during its 2002 fiscal year.

That ISIS anticipates organic growth rates of 25-35% over its fiscal year 2001 revenue of $7.7 million to result in gross revenue of approximately $9.2 to $10.2 million for fiscal year 2002.

That if ISIS' shareholder rights offering is entirely subscribed, it expects to have approximately $1.5 million in cash after costs of the offering and liquidating the payables and other liabilities indicated in the prospectus.

Forward Looking Statements Warning

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by ISIS with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, client budgetary actions and changes in the economy. The information contained in this Current Report on Form 8-K is a statement of ISIS' present intention and is based upon, among other things, industry conditions, market conditions and prices, the economy in general and ISIS' assumptions. ISIS may change its intentions, at any time and without notice, based upon any changes in such factors, in ISIS' assumptions or otherwise. ISIS undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, ISIS does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Integrated Spatial Information Solutions, Inc.
                                 ----------------------------------------------
                                                 (Registrant)


November 2, 2001                 /S/ Fred Beisser
                                 ---------------------------------------
                                     (Signature)
                                     Frederick G. Beisser
                                     Vice President - Finance & Administration,
                                     Secretary, Treasurer and Principal
                                     Accounting Officer